EMPLOYEE BENEFIT PLANS - Weighted-average assumptions (Details)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Pension benefit obligations
Discount rate	5.55%	5.69%
Rate of compensation increase	3.50%	3.50%
Net periodic pension cost
Discount rate	5.69%	5.18%
Expected return on plan assets	5.50%	5.50%
Rate of compensation increase	3.50%	3.50%